UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2020

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 _______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On September 21, 2020, the Company issued a press release announcing the presentation of positive clinical data for envafolimab at the 2020 Chinese Society of Clinical Oncology (CSCO) Virtual Scientific Program by the Company’s partners 3D Medicines and Alphamab Oncology.

The pivotal Phase 2 trial enrolled 103 patients with MSI-H colorectal (CRC), gastric cancer (GC) or other advanced solid tumors, in an open label format with efficacy endpoints, including the primary endpoint of confirmed objective response rate (ORR) determined by independent central review. MSI-H/dMMR status was assessed centrally for CRC and GC and locally for other tumors. The trial was conducted at clinical sites in China. Key highlights include:

•

The confirmed ORR in 103 patients with CRC who failed fluoropyrimidine and oxaliplatin or irinotecan (n=65), GC (n=18) or another advanced tumors (n=20) was 43% (95% CI: 33%, 53%). Duration of response (DOR) was greater than or equal to 12 months in 92% of patients and overall survival (OS) was greater than or equal to 12 months in 75% of patients.

•

The confirmed ORR in 65 patients with CRC who failed a fluoropyrimidine and oxaliplatin or irinotecan was 43% (95% CI: 31%, 56%). DOR was greater than or equal 12 months in 88% of patients and OS was > 12 months in 73% of patients.

•

The confirmed ORR in 41 patients with CRC who failed a fluoropyrimidine and oxaliplatin and irinotecan was 32% (95% CI: 18%, 48%). DOR was greater than or equal 12 months in 75% of patients and OS was > 12 months in 65% of patients.

•

Envafolimab was well tolerated with a safety profile similar to that observed in Phase 1, 2 and 3 trials that have enrolled more than 700 patients in China, Japan and the United States, and was similar to that of approved PD-(L)1 checkpoint inhibitors except that envafolimab did not cause infusion-related reactions.

The press release issued on September 21, 2020, is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. on September 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: September 21, 2020
	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer